ANNUAL REPORT


May 31, 1997

INVESCO
SMALL
COMPANY
GROWTH
FUND


A Smart Choice
For Maximum
Growth Potential


INVESCO FUNDS

Economic Overview                                                   June 1997
      Over the last six months, indications of strong growth paired with signs of subdued inflation have turned the market into a daily tug-of-war between the bulls and the bears. For the first five months of 1997, this increased volatility took the market to both unprecedented heights and to a 9.8%
correction  - a  breath  away  from  the 10%  level  that  defines  a  technical correction.
      Within this environment, two distinct views about the direction of the economy and stock market have emerged. The bulls suggest that the current economic environment is a perfect scenario for the stock market, as low inflation, coupled with strong economic growth, has produced rising corporate profits. To support their analysis, they point to the strength of the Gross Domestic Product - increasing at a 3.9% rate in the fourth quarter of 1996 and at a revised rate of 5.8% in the first quarter of 1997. They also look at prices across the economy as measured by the government's broadest inflation gauge, the Gross Domestic Product price deflator, which rose only 1.8% in 1996 - the smallest advance since 1964. The bulls suggest that 15 years of corporate restructuring, downsizing, and investing in technology have produced, and will continue to produce, dividends for American companies.
      The bears paint a different picture. They suggest that strong economic growth combined with unusually low unemployment (the unemployment rate for 1996 was 5.3% and decreased to 4.8% in May 1997, the lowest level since 1973) has caused tightness in the labor market. They believe this will lead to inflation and a reduction in corporate profits, with negative consequences for the economy. Under their scenario, the market is overvalued and the current economic expansion is about to end.
      Within  this  turbulent  environment,  the Dow  Jones  Industrial  Average advanced to record highs. (The Dow is an unmanaged index reflecting large-capitalization stock performance.) However, small-capitalization equities generally did not participate in this upward trend. In fact, many smaller-cap stock sectors experienced rolling corrections based on concerns over potential earnings and valuation levels. This was especially true in higher growth sectors, such as technology, as investors' nervousness about rising interest rates and the sustainability of corporate profits placed a premium on the liquidity and stability of earnings found in large-cap stocks. This caused market leadership to narrow, and resulted in an increasingly selective market, in which fewer and fewer stocks participated in the upward move - and left small-capitalization growth stocks out of favor with investors.

                                Small Company Growth Fund
                             (formerly Emerging Growth Fund)
                             Average Annualized Total Return
                                    as of 5/31/97 (1)

                            1 year                             -7.08%
                            ------------------------------------------
                            5 years                            18.08%
                            ------------------------------------------
                            Since inception (12/91)            16.45%
                            ------------------------------------------

   In March, increased consumer spending reignited fears of inflation which had negative consequences for both large- and small-cap stock markets. This culminated with the Federal Reserve Board increasing the Fed Funds Rate by 0.25% on March 25, as a preemptive strike against inflation - the first rate increase in more than two years. The Fed's action increased inflation concerns and produced a sharp 5% to 10% pullback in domestic stock markets in a short time span. The broad market recovered from the pullback, and eventually topped the record highs set early in the year. However, any further rate increases by the Federal Reserve Board may have negative consequences for corporate stock prices.

Graph:  Total Return Performance (1),(2)

   This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/91) through 5/31/97.

   In conclusion, the strength and longevity of the bull market in the 1990s lured many investors into a false sense of security. The last days of first quarter 1997 proved a reminder that "past performance is not a guarantee of future results." U.S. equity markets do not consistently move in an upward linear trend. Instead, equity markets are usually volatile, and swings of +10% and -10% are common in the market. For many investors, the biggest concern should be the potential erosion of savings by inflation and taxes. This particular problem may be mitigated through long-term investments in equities as their returns, historically, have outpaced the negative effects produced by inflation and taxes - if investors stick with them through short-term volatility.

Graph:   Fund Diversification by Value

   This pie graph reflects the allocation of the INVESCO Small Company Growth Fund's portfolio by value of net assets in capital goods (6%), communication services (1%), consumer cyclicals (19%), consumer staples (4%), energy (6%), finance (12%), health care sector (8%), technology (26%), transportation (1%), utilities (0%), and net cash & equivalents (17%).


Small Company Growth Fund
   For the one-year period ended 5/31/97, INVESCO Small Company Growth Fund had a total return of -7.08%. During the same period, the Russell 2000 had a total return of 6.97%. For the six months ended 5/31/97, the fund had a total return of 0.76%; during that period, the Russell 2000 had a total return of 8.44%. The fund's short-term underperformance versus the index may be attributed to our relatively low exposure to energy and finance stocks. These stocks typically have slower growth rates, but produce stable earnings and were thus favored in the recent volatile market. (Of course, past performance is not a guarantee of future results.)(1),(2)
   The line graph on page 1 illustrates the value of a $10,000 investment in INVESCO Small Company Growth Fund, plus reinvested dividends and capital gain distributions, from inception through 5/31/97. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance.(1),(2)

Strategic Summary
   The last year has proven to be a difficult environment for small-cap growth companies. This was a continuation of a three-year trend where small-cap stocks especially small-cap growth - drastically underperformed large-caps. Three events in particular have had a detrimental effect on the small-cap stock market over the last year. First, an inflation scare in the summer of 1996 caused a contraction in the price-to-earnings multiples of small-cap growth stocks. This swift price correction left investors infatuated with the predictability of earnings produced by large-cap companies.
   Second, the flight to quality by investors was reinforced by nervousness over the national election and the power structure vis-a-vis the Congress and president. This forced the market not only to focus on the quality of earnings produced by companies, but also on stock liquidity (in which a large number of shares can be traded without strongly affecting the price).
   The final key event was the market correction experienced this spring which devalued small-cap stocks by 10% to 20%. One of the hardest hit sectors was the small-cap technology sector which posted negative year-to-date returns as of May 31, 1997. Many small-cap companies, in all industries, are presently trading at multiples below their internal growth rate. Conversely, many large-cap stocks are trading at 30 to 40 times earnings and are growing at relatively slow rates (between 8% to 15% for many of these companies). Thus, many large-cap stock investors are paying a high premium for slower-growing assets. In comparison, Small Company Growth Fund's holdings have an average price-to-earnings ratio of 19 (based on 1998 earnings), and these companies are growing at an average long-term growth rate of 24%. It is unusual for small-cap growth companies to be selling at valuation levels below their internal growth rate. Historically, when the relative valuation levels between small-cap and large-cap stocks are this disproportional, it is a signal that the bottom of the underperformance trend for small-cap stocks is near.
   In an effort to lessen the fund's volatility, we have increased diversification and taken less concentrated positions within the portfolio. This should help reduce the fund's day-to-day price fluctuations, as sectors have rapidly rotated in and out of market favor, and price adjustments have been quick. We believe this strategy is beginning to have a positive influence on the fund. For the three-month period ended May 31, 1997, the fund's total return of 6.21% outperformed the return of 6.18% for the Russell 2000.(1),(2) (Of course, past performance is not a guarantee of future results.)
   Some of the stocks we favor in this environment are HealthCare Financial Partners and REMEC Inc. The former company provides accounts receivable and other assets-based financing to the health care industry. REMEC Inc. designs and manufactures components for microwave transmission systems used by the defense and wireless telecommunication industries. Both firms have improving fundamentals and strong growth rates. They should benefit from growth in their industries and by increasing their market share.
   One of the benefits of investing in small-cap companies is that smaller companies have the ability to grow regardless of the industry. Industries such as department store retailing and trucking are not typically considered high-growth industries. However, many individual companies in these industries are experiencing phenomenal growth rates; examples of such companies owned in the fund include Stage Stores and Simon Transportation Services. Stage Stores is a retail apparel merchandiser that has successfully created a market niche in the apparel industry by opening department stores in smaller markets. Simon Transportation Inc. is a regional trucking company in the west that prides itself on superior customer satisfaction. We believe that both of these companies have a bright future.

Looking Forward
   Investors need to remember that the stock market goes through phases in which certain industries and segments of the market fall in and out of favor with investors. In the case of the small-cap growth stocks, we are presently experiencing a three-year period of underperformance compared to the general market - even though small company growth rates and balance sheets remain strong. However, it appears that the bottom of this cycle is close at hand, and we may enter a period of overperformance for small-cap growth stocks as compared to the general market, though, of course, there are no guarantees in the investment world.

   Small-cap growth stocks can offer potentially dynamic returns for the patient long-term investor. Exposure to this market, however, should be in the context of a well-diversified portfolio.

Fund Management
   Stacie L. Cowell assumed the responsibilities of portfolio manager effective February 1997. She earned her BA in Economics from Colgate University and is a Chartered Financial Analyst. Prior to joining INVESCO, Stacie was a senior equities analyst with Founders Asset Management, and a capital markets and trading analyst with Chase Manhattan Bank. She is assisted by co-managers Tim J. Miller and Trent E. May.
   Tim, a senior vice president, received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 17-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors. Trent received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

(1) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(2)   The   Russell   2000   is   an   unmanaged   index    indicative   of
smaller-capitalization stocks.

INVESCO Fund Codes
   These two-digit codes appear after your account number on Investment Summaries and confirmations. You may also use them to request information about specific funds on PAL(r), your Personal Account Line.

   Money Market Funds
   44    U.S. Government Money Fund
   25    Cash Reserves
   40    Tax-Free Money Fund

   Tax-Exempt Funds
   36    Tax-Free Intermediate Bond
   35    Tax-Free Long-Term Bond

   Income Funds
   33    Short-Term Bond
   32    U.S.  Government  Securities
   47    Intermediate  Government  Bond
   30    Select Income
   31    High  Yield

   Growth &  Income  Funds
   71    Balanced
   70    Multi-Asset  Allocation
   48    Total  Return
   15    Industrial  Income
   46    Value  Equity

   Capital Appreciation  Funds
   10    Growth
   20    Dynamics
   74    Small  Company  Value
   60    Small Company Growth

   Sector Funds
   50    Energy
   59    Environmental  Services
   57    Financial Services
   51    Gold
   52    Health Sciences
   53    Leisure
   42    Realty
   55    Technology
   58    Utilities
   38    Worldwide   Capital   Goods
   39    Worldwide   Communications

   International  Funds
   49    International  Growth
   41    Asian Growth
   56    European
   37    European Small Company
   34    Latin American Growth
   54    Pacific Basin

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO Emerging Opportunity Funds, Inc. -
Small Company Growth Fund

TEN LARGEST COMMON STOCK HOLDINGS
May 31, 1997

Description                                                             Value
--------------------------------------------------------------------------------
Helen of Troy Ltd                                                    $5,002,250
Prime Hospitality                                                     4,868,575
Mercury General                                                       4,329,075
Newfield Exploration                                                  4,085,000
Orion Capital                                                         3,952,313
Kent Electronics                                                      3,802,500
Eagle Hardware & Garden                                               3,609,375
HCC Insurance Holdings                                                3,558,225
NCO Group                                                             3,504,600
REMEC Inc                                                             3,497,513

Composition of holdings is subject to change.

                    -------------------------------------------

INVESCO Emerging Opportunity Funds, Inc. -
Small Company Growth Fund

STATEMENT OF INVESTMENT SECURITIES
May 31, 1997
--------------------------------------------------------------------------------
                                                            Shares or
                                                            Principal
Description                                                    Amount    Value
--------------------------------------------------------------------------------
COMMON STOCKS 80.07%

AIRLINES 0.29%
Ryanair Holdings PLC ADR*~~                                   35,000 $   866,250
                                                                     -----------
AUTO PARTS 2.01%
O'Reilly Automotive*                                          85,000   3,081,250
Tower Automotive*                                             75,000   2,971,875
                                                                     -----------
                                                                       6,053,125
                                                                     -----------
BANKS 1.05%
Provident Bankshares                                          84,000   3,171,000
                                                                     -----------
BEVERAGES 0.97%
NuCo2 Inc*                                                               180,000
   2,925,000
                                                                     -----------
BIOTECHNOLOGY 2.83%
Gilead Sciences*                                              65,000   1,763,125
IDEC Pharmaceuticals*                                         76,000   1,710,000
Pharmacyclics Inc*                                           116,400   1,862,400
Sepracor Inc*                                                130,000   3,185,000
                                                                     -----------
                                                                       8,520,525
                                                                     -----------
COMMUNICATIONS -
   EQUIPMENT & MANUFACTURING 3.70%
Comverse Technology*                                          52,000   2,379,000
Davox Corp*                                                   20,000     645,000
Gilat Satellite Networks Ltd*                                 91,000   2,866,500
REMEC Inc*                                                   116,100   3,497,513
Tekelec*                                                      50,000   1,750,000
                                                                     -----------
                                                                      11,138,013
                                                                     -----------
COMPUTER RELATED 10.98%
Aspen Technology*                                             66,000   2,524,500
Black Box*                                                    60,000   2,115,000
CBT Group PLC Sponsored ADR*                                  53,400   2,910,300
Cognos Inc*                                                   89,900   2,809,375
Forrester Research*                                           61,000   1,784,250
Larscom Inc Class A*                                         250,000   3,031,250
Pegasystems Inc*                                              75,500   2,142,312
Peregrine Systems*                                           195,000   2,145,000
Remedy Corp*                                                  39,900   1,610,963

SCI Systems*                                                  30,000   1,950,000
Scopus Technology*                                            90,700   2,738,006
Technology Solutions*                                         36,000   1,305,000
Versatility Inc*                                             190,000   2,375,000
Visio Corp*                                                   25,000   1,437,500
Wind River Systems*                                           63,775   2,168,350
                                                                     -----------
                                                                      33,046,806
                                                                     -----------
CONSUMER - JEWELRY,
   NOVELTIES & GIFTS 0.77%
Friedman's Inc Class A*                                      124,900   2,334,069
                                                                     -----------
DISTRIBUTION 0.68%
Brightpoint Inc*                                              65,800   2,039,800
                                                                     -----------
ELECTRICAL EQUIPMENT 2.26%
Dynatech Corp*                                                80,000   3,000,000
Kent Electronics*                                            117,000   3,802,500
                                                                       6,802,500
ELECTRONICS 2.61%
ANADIGICS Inc*                                                75,700   2,507,562
Level One Communications*                                     39,600   1,494,900
Teradyne Inc*                                                 60,000   2,460,000
Veeco Instruments*                                            34,000   1,411,000
                                                                     -----------
                                                                       7,873,462
                                                                     -----------
ELECTRONICS - SEMICONDUCTOR 5.07%
Cymer Inc*                                                    37,000   1,961,000
Cypress Semiconductor*                                       194,000   2,764,500
Lam Research*                                                 60,000   2,182,500
Lattice Semiconductor*                                        50,700   2,940,600
Unitrode Corp*                                                58,200   2,888,175
VLSI Technology*                                             104,000   2,528,500
                                                                     -----------
                                                                      15,265,275
                                                                     -----------
ENGINEERING & CONSTRUCTION 0.96%
Willbros Group*                                             280,000    2,905,000
                                                                     -----------
FINANCIAL 1.11%
Warrantech Corp*                                             275,000   3,334,375
                                                                     -----------
GAMING 0.97%
MGM Grand*                                                    77,000   2,916,375
                                                                     -----------
HEALTH CARE DRUGS -
   PHARMACEUTICALS 0.70%
Jones Medical Industries                                      59,000   2,116,625
                                                                     -----------
HEALTH CARE RELATED 7.03%
ADAC Laboratories                                            109,300   2,841,800

Cerner Corp*                                                 51,600    1,006,200
Coventry Corp*                                              175,000    2,548,437
Graham-Field Health Products*                               315,000    3,346,875
HealthCare Financial Partners*                              143,000    2,377,375
Healthcare Recoveries*                                      132,500    2,020,625
Renal Treatment Centers*                                     76,500    2,199,375
Total Renal Care Holdings*                                   63,000    2,268,000
VISX Inc*                                                    86,300    2,545,850
                                                                     -----------
                                                                      21,154,537
                                                                     -----------
INSURANCE 6.69%
Enhance Financial Services Group                             20,700      864,225
Frontier Insurance Group                                     45,000    2,469,375
HCC Insurance Holdings                                      136,200    3,558,225
Liberty Corp                                                 65,000    2,583,750
Mercury General                                              59,100    4,329,075
Orion Capital                                                59,100    3,952,313
PennCorp Financial Group                                     70,000    2,388,750
                                                                     -----------
                                                                      20,145,713
                                                                     -----------
LEISURE TIME 1.82%
North Face*                                                 150,000    2,737,500
Regal Cinemas*                                               83,000    2,728,625
                                                                     -----------
                                                                       5,466,125
                                                                     -----------
LODGING - HOTELS 2.26%
Extended Stay America*                                      140,000    1,942,500
Prime Hospitality*                                          261,400    4,868,575
                                                                     -----------
                                                                       6,811,075
                                                                     -----------
MANUFACTURING 1.03%
Robbins & Myers                                              90,000    3,093,750
                                                                     -----------
OIL & GAS RELATED 5.37%
Falcon Drilling*                                             68,000    3,119,500
Gulf Island Fabrication*                                    139,100    3,407,950
Newfield Exploration*                                       190,000    4,085,000
Nuevo Energy*                                                64,000    2,792,000
Rowan Cos*                                                  120,000    2,775,000
                                                                     -----------
                                                                      16,179,450
                                                                     -----------
PERSONAL CARE 2.51%
Helen of Troy Ltd*                                          187,000    5,002,250
Playtex Products*                                           265,000    2,550,625
                                                                     -----------
                                                                       7,552,875
                                                                     -----------
POLLUTION CONTROL 1.60%
American Disposal Services*                                 117,000    2,340,000

Memtec Ltd Sponsored ADR                                    110,000    2,475,000
                                                                     -----------
                                                                       4,815,000
                                                                     -----------
PUBLISHING 0.93%
McClatchy Newspapers Class A                                100,000    2,787,500
                                                                     -----------
REAL ESTATE INVESTMENT TRUST 1.78%
FelCor Suite Hotels                                          63,000    2,346,750
Intrawest Corp                                              180,000    3,015,000
                                                                     -----------
                                                                       5,361,750
                                                                     -----------
RETAIL 4.17%
Eagle Hardware & Garden*                                    150,000    3,609,375
Global DirectMail*                                          115,000    2,731,250
Proffitt's Inc*                                              78,000    3,110,250
Stage Stores*                                               154,000    3,108,875
                                                                     -----------
                                                                      12,559,750
                                                                     -----------
SAVINGS & LOAN 0.95%
FirstFed Financial*                                         105,000    2,861,250
                                                                     -----------
SERVICES 4.70%
Avis Europe PLC*                                            590,000    1,264,464
NCO Group*                                                  106,200    3,504,600
NCS HealthCare Class A*                                      83,000    2,324,000
Norrell Corp                                                100,000    3,225,000
Regis Corp                                                  125,000    2,687,500
TeleTech Holdings*                                           50,000    1,156,250
                                                                     -----------
                                                                      14,161,814
                                                                     -----------
TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 0.95%
McLeod Inc Class A*                                         120,000    2,850,000
                                                                     -----------
TEXTILE - APPAREL
   MANUFACTURING 0.32%
Quiksilver Inc*                                              35,000      958,125
                                                                     -----------
TRUCKERS 1.00%
Simon Transportation Services*+                             162,400    3,004,400
                                                                     -----------
TOTAL COMMON STOCKS
   (Cost $217,303,949)                                               241,071,314
                                                                     -----------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 19.93%
Repurchase  Agreement with
  State  Street  Bank & Trust Co
  dated  5/30/1997  due
  6/2/1997 at 5.450%,
   repurchased at
   $60,034,253 (Collateralized
   by US Treasury Bonds due 2/15/2019
   at 8.875%, value $62,498,354)
   (Cost $60,007,000)                                    60,007,000   60,007,000
                                                                     -----------
TOTAL  INVESTMENT
 SECURITIES AT VALUE 100.00%
 (Cost  $277,310,949)
 (Cost for Income Tax Purposes
 $277,489,508)                                                       301,078,314
                                                                     ===========

* Security is non-income producing.
~~ Security is a when-issued security.
+ Security has been designated as collateral for when-issued securities.

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc. -
Small Company Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997

ASSETS
Investment Securities at Value~
   (Cost $277,310,949)~                                             $301,078,314
Cash                                                                      50,965
Receivables:
   Investment Securities Sold                                         10,094,364
   Fund Shares Sold                                                    5,567,437
   Dividends and Interest                                                 20,667
Prepaid Expenses                                                          59,538
                                                                     -----------
TOTAL ASSETS                                                         316,871,285
                                                                     -----------
LIABILITIES
Payables:
   Investment Securities Purchased                                    22,022,228
   Fund Shares Repurchased                                               507,416
Accrued Distribution Expenses                                             55,304
Accrued Expenses and Other Payables                                       15,562
                                                                     -----------
TOTAL LIABILITIES                                                     22,600,510
                                                                     -----------
Net Assets at Value                                                 $294,270,775
                                                                     ===========
NET ASSETS
Paid-in Capital*                                                     246,542,328
Distributions in Excess of Net Investment Income                         (9,857)
Accumulated Undistributed Net Realized Gain on
   Investment Securities                                              23,970,939
Net Appreciation of Investment Securities                             23,767,365
                                                                     -----------
Net Assets at Value                                                 $294,270,775
                                                                     ===========
Net Asset Value, Offering and Redemption
   Price per Share                                                  $      12.82
                                                                     ===========

~ Investment securities at cost and value at May 31, 1997 include a repurchase agreement of $60,007,000.

* The Fund has 600 million authorized shares of common stock, par value of $0.01 per share, of which 22,950,475 were outstanding at May 31, 1997.

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc. -
Small Company Growth Fund

STATEMENT OF OPERATIONS
Year Ended May 31, 1997

INVESTMENT INCOME
INCOME
Dividends                                                           $    301,494
Interest                                                               2,285,518
                                                                     -----------
   TOTAL INCOME                                                        2,587,012
                                                                     -----------
EXPENSES
Investment Advisory Fees                                               2,029,312
Distribution Expenses                                                    676,753
Transfer Agent Fees                                                    1,043,895
Administrative Fees                                                       50,600
Custodian Fees and Expenses                                               63,455
Directors' Fees and Expenses                                              18,196
Organizational Expenses                                                    3,750
Professional Fees and Expenses                                            31,788
Registration Fees and Expenses                                           131,326
Reports to Shareholders                                                  101,997
Other Expenses                                                            13,320
                                                                     -----------
   TOTAL EXPENSES                                                      4,164,392
   Fees and Expenses Absorbed by Investment Adviser                     (59,729)
   Fees and Expenses Paid Indirectly                                    (38,894)
                                                                     -----------
   NET EXPENSES                                                        4,065,769
                                                                     -----------
NET INVESTMENT LOSS                                                  (1,478,757)
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                  29,515,644
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                     (56,216,632)
                                                                     -----------
NET LOSS ON INVESTMENT SECURITIES                                   (26,700,988)
                                                                     -----------
Net Decrease in Net Assets from Operations                         $(28,179,745)
                                                                     ===========

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc. -
Small Company Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended May 31
                                   -------------------------------
                                             1997             1996


OPERATIONS
Net Investment Loss ............   $  (1,478,757)   $  (1,624,741)
Net Realized Gain on
   Investment Securities and
   Foreign Currency Transactions      29,515,644       15,778,132
Change in Net Appreciation of
   Investment Securities and
   Foreign Currency Transactions     (56,216,632)      80,619,041
                                    -------------    -------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM OPERATIONS     (28,179,745)      94,772,432
                                    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
   FROM NET REALIZED GAIN ON
   INVESTMENT SECURITIES .......     (10,787,315)      (3,120,041)
                                    -------------    -------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares ..     588,003,670      662,626,265
Reinvestment of Distributions ..      10,519,533        3,055,949
                                    -------------    -------------
                                     598,523,203      665,682,214
Amounts Paid for Repurchases
   Of Shares ...................    (635,314,480)    (541,032,810)
                                    -------------    -------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS ..........     (36,791,277)     124,649,404
                                    -------------    -------------
Total Increase (Decrease) in
   Net Assets ..................     (75,758,337)     216,301,795
NET ASSETS
Beginning of Period ............     370,029,112      153,727,317
                                    -------------    -------------
End of Period (Including
   Distributions in Excess of
   Net Investment Income
   of $9,857 and $6,379,
   respectively) ...............  $  294,270,775    $ 370,029,112
                                    =============    =============

FUND SHARE TRANSACTIONS
Shares Sold ....................      46,136,498       55,676,741
Shares Issued from Reinvestment
   of Distributions ............         836,877          261,428
                                    -------------    -------------






                                      46,973,375       55,938,169
Shares Repurchased .............    (49,747,852)     (46,615,111)
                                    -------------    -------------
Net Increase (Decrease) in
   Fund Shares .................     (2,774,477)        9,323,058
                                    =============    =============

See Notes to Financial Statements


INVESCO Emerging Opportunity Funds, Inc. - Small Company Growth Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Emerging Opportunity Funds, Inc. (the "Fund") was incorporated in Maryland and presently consists of the Small Company Growth Fund. The investment bjective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the Act") as a diversified, open-end management investment company. Effective February 1, 1997, the Funds' name changed to INVESCO Emerging Opportunity Funds, Inc.- Small Company Growth Fund.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
      Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
      If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
      Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
       Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. WHEN-ISSUED SECURITIES - When-issued securities held by the Fund are fully collateralized by other securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the when-issued securities.

C. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.
      The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
      The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
E. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
      Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended May 31,1997, the Fund reclassified $1,475,279 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.
G. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
H. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees and Distribution Expenses are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
    For the year ended May 31, 1997, Fees and Expenses Paid Indirectly consisted of $36,804, $2,023 and $67 included in Custodian Fees and Expenses, Transfer Agent Fees and Distribution Expenses, respectively.
NOTE 2 - INVESTMENT  ADVISORY AND OTHER  AGREEMENTS.  INVESCO  Funds Group,
Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million.
    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
    In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
    A plan of  distribution  pursuant  to Rule  12b-1 of the Act  provides  for
reimbursement   of  marketing   and   advertising   expenditures   to  IFG  (the
"Distributor") to a maximum of 0.25% of annual average net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the year ended May 31, 1997, the Fund paid the Distributor $694,164 for reimbursement of expenses incurred.
    Effective January 1, 1997, the Rule 12b-1 distribution plan was modified by action of the Board of Directors so that the Fund compensates IFG for permissible activities and services in connection with the distribution of the Fund's shares. Accordingly, the above amount reflects reimbursements under the plan for the seven months ended December 31, 1996 and compensation under the plan for the five months ended May 31, 1997.
    IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Fund.

NOTE 3 - PURCHASES AND SALES OF INVESTMENT  SECURITIES.  For the year ended
May 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $498,569,554 and $594,214,288, respectively.
    There were no purchases or sales of U.S. Government securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At May 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $29,099,495 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $5,510,689, resulting in net appreciation of $23,588,806.
NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate of 40% of the retainer fee at the time of retirement.
    Pension expenses for the year ended May 31, 1997, included in Directors' Fees and Expenses in the Statement of Operations were $3,468. Unfunded accrued pension costs of $10,493 and pension liability of $20,340 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At May 31, 1997, there were no such borrowings.

OTHER INFORMATION
UNAUDITED

On January 31, 1997, a special meeting of the shareholders of the Fund was held at which the eleven directors identified below were elected, the selection of Price Waterhouse LLP as independent accountants (Proposal 1), the approval of a new investment advisory agreement with IFG (Proposal 2) and a new sub-advisory agreement between IFG and ITC (Proposal 3) were ratified. The following is a report of the votes cast:

Nominee/Proposal                    For          Against     Withheld/Abstain     Total
------------------------------------------------------------------------------------------
Charles W. Brady               13,861,553           0            568,725      14,430,278
Dan J. Hesser                  13,891,422           0            538,856      14,430,278
Fred A. Deering                13,855,559           0            574,719      14,430,278
Victor L. Andrews              13,866,276           0            564,002      14,430,278
Bob R. Baker                   13,859,064           0            571,214      14,430,278




Lawrence H. Budner             13,861,291           0            568,987      14,430,278
Daniel D. Chabris              13,845,101           0            585,177      14,430,278
A.D. Frazier, Jr.              13,860,505           0            569,773      14,430,278
Hubert L. Harris, Jr.          13,889,247           0            541,031      14,430,278
Kenneth T. King                13,838,703           0            591,575      14,430,278
John W. McIntyre               13,890,803           0            539,475      14,430,278

Proposal 1                     13,833,131     181,839            415,308      14,430,278
Proposal 2                     13,624,689     258,074            547,514      14,430,277
Proposal 3                     13,619,651     294,176            516,450      14,430,277


INVESCO Emerging Opportunity Funds, Inc. -
Small Company Growth Fund

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

                                                                              Year Ended May 31
                                                         ---------------------------------------------------------------
                                                            1997          1996           1995           1994      1993

PER SHARE DATA
Net Asset Value -
   Beginning of Period                                    $14.38         $9.37         $11.40          $9.89     $7.55
                                                         ---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                              (0.07)        (0.06)           0.04         (0.01)     (0.04)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                         (0.96)          5.25           0.46          1.53       2.38
                                                         ---------------------------------------------------------------
Total from Investment Operations                          (1.03)          5.19           0.50           1.52      2.34
                                                         ---------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                       0.00           0.00           0.04           0.00      0.00
Distributions from Capital Gains                           0.53           0.18           2.49           0.01      0.00
                                                         ---------------------------------------------------------------
Total Distributions                                        0.53           0.18           2.53           0.01      0.00
                                                         ---------------------------------------------------------------
Net Asset Value - End of Period                           12.82          14.38           9.37          11.40      9.89
                                                         ===============================================================

TOTAL RETURN                                             (7.08%)        55.78%          4.98%         15.34%     30.95%

RATIOS
Net Assets - End of Period

   ($000 Omitted)                                       $294,259      $370,029       $153,727       $176,510  $103,029
Ratio of Expenses to Average
   Net Assets#                                            1.52%@        1.48%@          1.49%          1.37%     1.54%
Ratio of Net Investment Income
   (Loss) to Average Net Assets#                        ( 0.55%)       (0.78%)          0.41%        (0.26%)    (0.70%)
Portfolio Turnover Rate                                     216%          221%           228%           196%      153%
Average Commission Rate Paid^^                            0.0935             -              -              -         -


# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended May 31, 1997 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.54% and 1.52%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.57%) and 0.38%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.



^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of INVESCO Emerging Opportunity Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Fund, formerly Emerging Growth Fund (constituting INVESCO Emerging Opportunity Funds, Inc., hereafter referred to as the "Fund"), at May 31, 1997, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibiity of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP

Denver, Colorado
July 2, 1997

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








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



INVESCO FUNDS

We're easy to stay in touch with:
Investor Services Representatives,
1-800-525-8085
PAL(R), your Personal Account Line,
1-800-424-8085

On the World Wide Web:
http://www.invesco.com

Denver Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 E. Union Avenue,
Lobby Level

INVESCO Funds Group, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or
accompanied by a current prospectus.